SCHEDULE 14A INFORMATION

       Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934
                       (Amendment No.)

Filed by the Registrant  [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting  Material Pursuant to 240.14a-11(c)  or  240.14a-
     12

                   HIGHLANDS BANKSHARES, INC.
        (Name of Registrant as Specified In Its Charter)

                              N.A.
           (Name of Person(s) Filing Proxy Statement
                 if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee  computed  on table below per Exchange  Act  Rules  14a-
     6(i)(4) and 0-11.

                    Not Applicable.

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                    Not Applicable.

                 HIGHLANDS BANKSHARES, INC.
                    340 West Main Street
                  Abingdon, Virginia  24210




          NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                 To be held on May 13, 1998



NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Highlands Bankshares, Inc. (the "Corporation") will be held at the Southwest Virginia 4-H Education Center, 25236 Hillman Highway, Abingdon, Virginia on May 13, 1998 at 7:00 p.m., for the following purposes:

     (1) To elect nine directors for a term of one year or until their respective successors are elected and qualified;

     (2) To transact such other business as may properly come before the meeting. Management is not aware of any other business, other than procedural matters incident to the conduct of the Annual Meeting.

      The Board of Directors has fixed the close of business on March 11, 1998 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting.

                        BY  ORDER  OF  THE  BOARD  OF DIRECTORS



                              Robert M. Little, Jr.
                              Secretary

Abingdon, Virginia
April 13, 1998

____________________________________________________________

YOU ARE CORDIALLY INVITED TO ATTEND THIS MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THIS
MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.
____________________________________________________________

                 HIGHLANDS BANKSHARES, INC.

                      ________________

                       PROXY STATEMENT
                      ________________

               ANNUAL MEETING OF STOCKHOLDERS
                        May 13, 1998


                     GENERAL INFORMATION

      This Proxy Statement is furnished to holders of common stock, $2.50 par value per share ("Common Stock"), of Highlands Bankshares, Inc. (the "Corporation"), in connection with the solicitation of proxies by the Board of Directors (the "Board") of the Corporation to be used at the Annual Meeting of Stockholders to be held on May 13, 1998 at 7:00 p.m. at the Southwest Virginia 4-H Education Center, Inc., 25236 Hillman Highway, Abingdon, Virginia and any adjournment thereof (the "Annual Meeting").

      The principal executive offices of the Corporation are located at 340 West Main Street, Abingdon, Virginia. The approximate date on which this Proxy Statement, the accompanying proxy card and Annual Report to Stockholders (which is not part of the Corporation's soliciting materials) are being mailed to the Corporation's stockholders is April 13, 1998.

Voting and Revocability of Proxy

      The proxy solicited hereby, if properly signed and returned to the Corporation and not revoked prior to its use, will be voted in accordance with the instructions contained thereon. If no contrary instructions are given, each proxy received will be voted "for" the proposals described herein. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing written notice thereof with the Secretary of the Corporation (Robert M. Little, Jr., Secretary, Highlands Bankshares, Inc., 266 West Plumb Alley, Abingdon, Virginia 24210), (ii) submitting a duly executed proxy bearing a later date; or (iii) appearing at the Annual Meeting or at any adjournment thereof and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

Persons Making the Solicitations

      The cost of soliciting proxies will be borne by the Corporation. In addition to solicitation by mail, officers and regular employees of the Corporation may solicit proxies in person or by telephone.

Voting Securities

     Only stockholders of record at the close of business on March 11, 1998 (the "Record Date") will be entitled to vote at the Annual Meeting. On the Record Date, there were 1,232,250 shares of Common Stock of the Corporation issued and outstanding and 966 record holders. Each share of Common Stock is entitled to one vote at the Annual Meeting. The Corporation had no other class of voting securities outstanding at the Record Date.

In the election of Directors, those nominees receiving the greatest number of votes will be elected even if they do not receive a majority. Abstentions and broker non-votes will not be considered a vote for, or a vote against, a Director.

                    ELECTION OF DIRECTORS

The Nominees

      Nine  (9)  Directors are to be elected at  the  Annual
Meeting  to serve until the next Annual Meeting,  and  until
the   election   and   qualification  of  their   respective
successors.

      The following table sets forth the names, ages and business experience of nominees for election to the Board of Directors as well as the date each was first elected to the Board of Directors of the Corporation or previously to the Board of Directors of the Bank. Unless otherwise indicated, the business experience shown for each nominee has extended five or more years.

  NAME AND                                   NAME AND
  AGE AND                                    AGE AND
YEAR BECAME            PRINCIPAL           YEAR BECAME          PRINCIPAL
  DIRECTOR             OCCUPATION            DIRECTOR           OCCUPATION
__________________     ___________       _________________     _____________
William E.Chaffin      Computer          Verne D. Kendrick      Private
Age 48                 Consultant        Age 79                 Investor
Director                                 Director
since                                    since
March, 1991                              September, 1983

Clydes B.Kiser         President         J. Carter Lambert      Private
Age 60                 of Kiser          Age 72                 Investor
Director               Furniture,        Director
since                  a furniture       since
March, 1988            retailer          August, 1983

James D. Moore, Jr.    Physician;        James D. Morefield     Attorney in
Age 52                 President         Age 48                 private practice;
Director               of the            Director               Chairman of the
since                  Corporation;      since                  Corporation and
August, 1983           President         August, 1983           the Bank
                       of the Bank
                                         William J. Singleton   Private
Charles P. Olinger     CEO of            Age 72                 Investor
Age 48                 Settlers          Director
Director               Life              since
since                  Insurance         November, 1991
March, 1988            Company

H. Ramsey White Jr.    Dentist in
Age 52                 private
Director               practice
since July, 1983


Election of Directors

      Unless authority is withheld in the proxy, each proxy executed and returned by a stockholder will be voted for the election of the nominees listed above. Proxies distributed in conjunction herewith may not be voted for persons other than the nominees listed above. If any person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxy holders will nominate and vote for a replacement nominee or nominees recommended by the Board of Directors. All of the nominees listed above have consented to be nominated and to serve if elected, and at this time, the Board of Directors knows no reason why any of the nominees listed above may not be able to serve as a director if elected. The proxy also confers discretionary authority upon the persons named therein, or their substitutes, with respect to any other matter that may promptly come before the meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE NOMINEES BE ELECTED
                         AS DIRECTORS

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

      The following table sets forth information as of March 11, 1998 regarding the beneficial ownership of the Corporation's Common Stock by (i) beneficial owners of more than 5% of the outstanding shares of the Corporation's Common Stock (all of whom are Directors of the Corporation), (ii) all Directors and nominees, (iii) its Chief Executive Officer, and
(iv) all Directors and executive officers as a group. For the purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), under which, in general, a person is deemed to be a beneficial owner of a security if he has or shares the power to vote or direct the voting of the security or the power to dispose or direct the disposition of the security, or if he has the right to acquire beneficial ownership of the security within 60 days.

                               Common Stock
Name                        Beneficially Owned     Percent of Class
___________________________ ___________________    _________________

Directors
   William E. Chaffin <F1>          11,650                *
   Verne D. Kendrick <F2>           72,210             5.86%
       P.O. Box 310
       Meadowview, VA  24361
   Clydes B. Kiser <F3>             11,810                *
   J. Carter Lambert <F4>           30,978             2.51%
   James D. Moore, Jr.<F5>         124,283            10.09%
     P.O. Box 1192
     Abingdon, VA  24212
   James D. Morefield <F6>          71,237             5.78%
     211 High Street
     Abingdon, VA  24210
   Charles P. Olinger <F7>           7,022                *
   William Singleton <F8>           12,622             1.02%
   H. Ramsey White, Jr. <F9>        24,444             1.98%
                                   _______            _____
        Total Directors            366,256            29.72%
Named Executives
   Samuel L. Neese <F10>            17,650             1.43%
                                   _______            _____

The chief executive officer and
directors as a group
(10 persons) <F11>                 383,906            31.15%
                                   _______            _____

_______________
*Indicated holdings amount to less than 1% of the issued and outstanding Common Stock.

<F1>  Includes  4,350  options to purchase  the  Corporation's
  Common Stock that may be exercised immediately. Also includes indirect ownership of 300 shares held solely in Mrs. Chaffin's name..

<F2>  Includes  1,400  options to purchase  the  Corporation's
  Common Stock that may be exercised immediately. Also includes indirect ownership of 29,190 shares held solely in Mrs.
  Kendrick's name.

<F3>  Includes  2,400  options to purchase  the  Corporation's
  Common Stock that may be exercised immediately. Also includes indirect ownership of 3,790 shares held solely in Mrs. Kiser's name.

<F4>  Includes 900 options to purchase the Corporation's Common
  Stock that may be exercised immediately. Also includes 1,060 shares held by Mrs. Lambert in a custodial relationship.

<F5>  Includes  5,850  options to purchase  the  Corporation's
  Common Stock that may be exercised immediately. Also includes 63,940 shares held by Glover and Moore Profit Sharing Plan for which Dr. Moore is trustee; indirect ownership of 15,332 shares held by Dr. Moore in a custodial relationship; indirect ownership of 450 shares held solely in Dr. Moore's children's names; and indirect ownership of 7,666 shares held solely in Mrs. Moore's name.

<F6>  Includes  1,700  options to purchase  the  Corporation's
  Common Stock that may be exercised immediately. Also includes indirect ownership of 18,220 shares held solely in Mrs. Morefield's name; and 7,220 shares held solely in Mr. Morefield's daughter's name.

<F7>  Includes  4,150  options to purchase  the  Corporation's
  Common Stock that may be exercised immediately.

<F8>  Includes indirect ownership of 5,411 shares held  solely in Mrs. Singletons name.

<F9>  Includes  5,850  options to purchase  the  Corporation's
  Common Stock that may be exercised immediately. Also indirect ownership of 500 shares held by Dr. White in a custodial relationship; 2,770 shares held by Mrs. White in a self-directed IRA.

<F10> Includes   11,600   options   to   purchase   the
  Corporation's Common Stock that may be exercised immediately

<F11> All shares, except as noted above, are individually
  held or held jointly with spouses or children, or in an Individual Retirement Account


          THE BOARD OF DIRECTORS AND IT'S COMMITTEES

     Meetings of the Board of Directors of the Corporation are held regularly each month, and there is also an organizational meeting following the conclusion of the Annual Meeting of Stockholders. The Board of Directors of the Corporation held twelve meetings in the year ended December 31, 1997. No director attended fewer than 75 percent of the total number of meetings of the Board of Directors. There were three committee meetings of the Corporation for 1997.

      The Board of Directors of the Bank met 12 times during 1997. No director attended fewer than 75 percent of the total number of meetings of the Board of Directors and of the total number of meetings held by all committees of the Board of Directors on which he served.

      The Board of Directors of the Corporation has an Audit Committee and a Compensation Committee, but does not have a nominating committee. These committees were previously committees of the Board of Directors of the Bank and have the same members and the same functions as when they were committees of the Board of Directors of the Bank.

       The Audit Committee consists of Messrs. Kendrick, Lambert, Olinger, White, Chaffin, and Singleton. The Audit Committee is responsible for the selection and recommendation of the independent accounting firm for the annual audit and for the establishment, and the assurance of the adherence to, a system of internal controls. It reviews and accepts the reports of the Corporation's independent auditors and federal and state examiners. The Audit Committee of the Board of Directors of the Bank met 3 times during the year ended December 31, 1997.

      The Compensation Committee consists of Messrs. Kiser, Lambert, Morefield, Olinger, and White. The Committee is responsible for the oversight of the compensation paid to employees and officers of the Bank. It reviews and recommends salary adjustments for the Bank. The Compensation Committee meets semi-annually.

      Under the Corporation's Bylaws, notice of a proposed nomination meeting certain specified requirements must be received by the Corporation not less than 60 nor more than 90 days prior to any meeting of stockholders called for the election of directors, provided in each case that if fewer than 70 days notice of the meeting is given to stockholders, such written notice shall be received not later than the close of the tenth day following the day on which notice of the meeting was mailed to stockholders.

       The Bylaws of the Corporation require that the stockholder's notice set forth as to each nominee (i) the name,  age,  business address and residence  address  of  such nominee, (ii) the principal occupation or employment of such nominee, (iii) the class and number of shares of the Corporation which are beneficially owned by such nominee, and
(iv) any other information relating to such nominee that is required under federal securities laws to be disclosed in solicitations of proxies for the election of directors, or is otherwise required (including, without limitation, such nominee's written consent to being named in a proxy statement as nominee and to serving as a director if elected). The Bylaws of the Corporation further require that the stockholder's notice set forth as to the stockholder giving the notice (i) the name and address of such stockholder and
(ii) the class and amount of such stockholder's beneficial ownership of the Corporation's capital stock. If the information supplied by stockholder is deficient in any material aspect or if the foregoing procedure is not followed, the chairman of the Annual Meeting may determine that such stockholder's nomination should not be brought before the Annual Meeting and that such nominee shall not be eligible for election as a director of the Corporation..

Executive Officers Who Are Not Directors

      Samuel L. Neese (Age 47) was appointed Executive Vice President and Chief Executive Officer of the Corporation in 1995 and Executive Vice President and Chief Executive Officer of the Bank in 1991. He was first appointed as a bank officer to the position of Vice President and Senior Loan Officer in January, 1988. Prior to January, 1988, he was associated with a Washington County bank for fifteen years.

      James T. Riffe (Age 44) was appointed Executive Vice President and Cashier of the Corporation in 1995 and Executive Vice President and Cashier of the Bank in 1991. His first officer position with the Bank was as Vice President and Cashier, to which he was appointed in 1986. He has been associated with various banks since 1975, including serving as vice president of a bank in Botetourt County, Virginia from 1981 to 1986.

Compliance  With  Filing  Requirements  Under  the  Securities
Exchange Act of 1934

     The Exchange Act requires the Corporation's Directors and executive officers, and any persons owning more than 10% of a class of the Corporation's stock, to file certain reports of ownership and changes in ownership with the SEC. All filings were made in a timely matter.


                         REMUNERATION

Summary of Cash and Certain Other Compensation

      The following table shows, for the fiscal years ended December 31, 1997, 1996 and 1995, the cash compensation paid by the Bank, as well as certain other compensation paid or accrued for those years, to the Chief Executive Officer of the Corporation in all capacities in which he served. The Chief Executive Officer of the Corporation receives compensation from the Corporation in the form of stock options which may be purchased and converted, on a share to share basis, to the Corporation's commons stock.


                           SUMMARY COMPENSATION TABLE

                               Annual Compensation       Long-Term
                            ____________________________Compensation
                                                        ____________
                                                         Securities   All Other
                                                         Underlying Compensation
Name and Principal Position   Year    Salary($)  Bonus($) Options      ($)<F1>
___________________________   ____    _________  ________ ________  ____________
Samuel L. Neese, Executive    1997      92,312    8,250      500       2,310
Vice President and Chief      1996      90,000    3,000      800       6,127
Executive Officer             1995      81,800    4,650      200       6,364

_______________
<F1>   Consists  of annual amounts funded by the Bank  for  the
  benefit of Mr. Neese under its qualifying 401-K plan for the year ended 1997 and annual amounts funded by the Bank for the benefit of Mr. Neese under its non-integrated profit sharing plan for 1996 and 1995.

               OPTION GRANTS IN LAST FISCAL YEAR
                                                                 Potential
                                                                 Realizable
                     Individual Grants <F1>                       Value at
               _____________________________________________      Assumed
               Number of                                        Annual Rates
               Securities    Percent of                        of Stock Price
               Underlying Total Options/                        Appreciation
                Options/   SARs Granted             Exercise   for Option Term
                  SARS    to Employee in    Price  Expiration  ________________
Name           Granted(#) Fiscal Year<F2> ($/Share)   Date     5%($)     10%($)
____           __________ _______________ _________  ______    _____     ______
Samuel L. Neese,
 Exec. Vice Pres.
 and Chief Exec.
 Officer         500           4.67%        $23.00  01/31/2007  $18,732  $29,828

___________________

<F1>  Stock options were awarded at $23.00 per share and may be exercised immediately.

<F2>   Options  to  purchase 500 shares of  Common  Stock  were
  granted to the chief executive officer of the Corporation during the fiscal year ended December 31, 1997.


Option Exercises and Holdings

      All options held by the Chief Executive Officer at December 31, 1997 can be exercised immediately. The following table sets forth information with respect to exercised and unexercised options held by such officer as of the end of the fiscal year:

          AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                 AND FISCAL YEAR END OPTION/SAR VALUE

                                   Number of Securities
                                        Underlying       Value of Unexercised
              Shares                    Unexercised           in-the-Money
            Acquired on    Value  Options/SARs at Fiscal Options/SARs at Fiscal
Name        Exercise(#) Realized($)     Year End (#)         Year End ($)<F1>
____        ___________ ___________     ____________         _______________
Samuel L. Neese,
Executive Vice
President and
Chief Executive
Officer          -         N/A             11,600               $206,553

____________________

<F1>   The  value of unexercised in-the-money options at fiscal
  year end was calculated by determining the difference between the fair market value of the Common Stock of the Corporation underlying the options on December 31, 1997, $27.00 per share, and the exercise price of the options. The Corporation's Common Stock is not actively traded, and thus fair market value reflects the good faith determination by management based on information received from purchasers and sellers of such stock.

Director's Compensation

      Directors of the Corporation receive options to purchase the Corporation's Common Stock, as determined by the Board of Directors, for their services. Directors of the Corporation also received fees of $5,175.00 each for their services for the year ended December 31, 1997.

      During 1997, Directors of the Corporation, excluding Chairman Morefield and Vice-Chairman Lambert who did not receive any options during 1997, received 500 options each for the Corporation's Common Stock for their services. These options were granted at the current market value of $23.00 per share.


                     CERTAIN TRANSACTIONS

     Some of the Directors and officers of the Corporation and some of the corporations and firms with which these individuals are associated are also customers of the Corporation in the ordinary course of business, or are indebted to the Corporation with respect to loans, and it is anticipated that some of the persons, corporations and firms will continue to be customers of, and indebted to, the Corporation on a similar basis in the future. All loans extended to such persons, corporations and firms were made in the ordinary course of business, did not involve more than normal collection risk or present other unfavorable features, and were made on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable Corporation transactions with unaffiliated persons. No such loan as of December 31, 1997 was non-accruing, past due or restructured. At December 31, 1997, the aggregate amounts of loans outstanding to all directors and officers of the Corporation and members of their immediate families were approximately $5,766,231, representing 34.3% of the total equity of the Corporation.

      Management is not aware of any arrangements which may at a subsequent date result in a change in control of the Corporation.

      Management of the Corporation is not aware of any material proceedings to which any Director, officer or affiliate of the Corporation, any owner of record or beneficial owner of more than five percent of the Corporation's Common Stock, or any associate of any such Director, officer affiliate of the Corporation, or stockholder is a party adverse to the Corporation or has a material interest adverse to the Corporation.


                           AUDITORS

      The Board of Directors has appointed Brown, Edwards & Company, LLP to perform the audit of the Corporation's financial statements for the year ending December 31, 1997. Brown, Edwards & Company, LLP has acted as the Corporation's auditors for 1997 and as the Bank's auditors for the past twelve years and has reported on financial statements during those periods. Representatives from Brown, Edwards & Company, LLP will be present at the Annual Meeting and will be given the opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions from stockholders.


                     STOCKHOLDER PROPOSALS

     Any proposal which a stockholder wishes to have presented at the next Annual Meeting of Stockholders, to be held on or about May 12, 1999, must be received by the Corporation no later than 60 days before such date. Any proposal which a stockholder wishes to have included in the Proxy Statement and form of proxy relating to the next Annual Meeting of Stockholders must be received by the Corporation no later than November 28, 1998. If such proposal complies with all of the requirements of Rule 14a-8 of the Exchange Act, it will be included in the Proxy Statement and set forth in the form of proxy issued for the next Annual Meeting of Stockholders. It is urged that any such proposals be sent the Secretary of the Corporation by certified mail, return receipt requested.

            ANNUAL REPORT AND FINANCIAL STATEMENTS

      A copy of the Bank's Annual Report to Stockholders for the year ended December 31, 1997 accompanies this Proxy Statement. Additional copies may be obtained by written request to the Secretary of the Corporation at the address indicated below. Such Annual Report is not part of the proxy solicitation materials.

      UPON RECEIPT OF A WRITTEN REQUEST OF ANY PERSON WHO , ON THE RECORD DATE, WAS RECORD OWNER OF THE CORPORATION'S COMMON STOCK OR WHO REPRESENTS IN GOOD FAITH THAT HE OR SHE WAS ON SUCH DATE THE BENEFICIAL OWNER OF SUCH STOCK ENTITLED TO VOTE AT THE ANNUAL MEETING OF STOCKHOLDERS, THE CORPORATION WILL FURNISH TO SUCH PERSON, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997 AND THE EXHIIBITS THERETO REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE EXCHANGE ACT. ANY SUCH REQUEST SHOULD BE MADE IN WRITING TO ROBERT M. LITTLE, JR., SECRETARY, HIGHLANDS BANKSHARES, INC., 266 WEST PLUMB ALLEY, ABINGDON, VIRGINIA 24210. THE FORM 10-K IS NOT PART OF THE PROXY SOLITICATION MATERIALS.



                         OTHER MATTERS

     The Board of Directors of the Corporation is not aware of any other matters that may come before the Annual Meeting. However, the proxies may be voted with discretionary authority with respect to any other matters that may properly come before the Annual Meeting.

                           HIGHLANDS BANKSHARES, INC.
                 340 West Main Street, Abingdon, Virginia 24210

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
      THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. The undersigned hereby constitutes J.D. Morefield, James D. Moore, Jr. and J. Carter Lambert or any of them, attorneys and proxies, with power of substitution in each, to act for the undersigned with respect to all shares of Common Stock of Highlands Bankshares, Inc. (the "Corporation) held of record by the undersigned on March 11, 1998 at the Annual Meeting of Stockholders to be held at the Southwest Virginia 4-H Education Center, Inc. at 25236 Hillman Highway, Abingdon, Virginia on May 13, 1998, at 7:00 p.m., or any adjournment thereof, for the following purposes:

1. Election of Directors  ___ FOR all nominees listed below
                              (except as marked to the contrary)

                          ___ WITHHOLD AUTHORITY to vote for all nominees


(INSTRUCTION: To withhold authority to vote for any individual nominee, write such nominee's name on the line below)


William E. Chaffin            V.D. Kendrick            Clydes B. Kiser
J. Carter Lambert             James D. Moore, Jr.      J.D. Morefield
Charles  P.  Olinger          William J.  Singleton    H. Ramsey White, Jr.

________________________________________________________________________________


2. In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting.

 (Continued and to be signed and dated on the reverse side and returned promptly in the enclosed envelope.)



      THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE STOCKHOLDER. IF NO DIRECTION IS MADE,
      THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR ELECTION OF DIRECTORS LISTED IN ITEM 1.

   Please sign name exactly as it appears on the stock certificate. All owners should sign. Fiduciaries should give full title.

                                         ___________________________
                                         Signature

                                         ___________________________
                                         Date

                                         ___________________________
                                         Signature

                                         ___________________________
                                         Date

                                         I plan________________, do not
                                         plan___________________, to
                                         attend the 1998 Annual Meeting.

                                         PLEASE MARK, SIGN, DATE AND
                                         RETURN THIS PROXY
                                         SHEET PROMPTLY.